LIBERTY ALL-STAR® GROWTH FUND

3rd Quarter | September 30, 2017

ASG

LIBERTY ALL-STAR® GROWTH FUND, INC.
Period Ended September 30, 2017 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.48
Market Price	$5.23
Discount	-4.6%

	Quarter	Year-to-Date
Distributions*	$0.11	$0.31
Market Price Trading Range	$4.72 to $5.24	$4.17 to $5.24
Premium/(Discount) Range	-4.6% to -8.3%	-4.6% to -13.3%

Performance
Shares Valued at NAV with Dividends Reinvested	4.11%	21.77%
Shares Valued at Market Price with Dividends Reinvested	8.65%	33.45%
Dow Jones Industrial Average	5.58%	15.45%
Lipper Multi-Cap Growth Mutual Fund Average	5.36%	20.41%
NASDAQ Composite Index	6.06%	21.67%
Russell Growth Benchmark	5.87%	18.67%
S&P 500® Index	4.48%	14.24%

*
Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2017.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2017

In a placid environment in which almost nothing seemed capable of unsettling investors, stocks continued their steady advance during the third quarter. On the final trading day of the period, the S&P 500® Index and the NASDAQ Composite Index reached new record highs, while the widely‐followed Dow Jones Industrial Average (DJIA) ended the period only 7‐plus points below its all‐time closing high of 22,419.59 on September 20.

An almost complete absence of volatility characterized the quarter, as the average daily move, up or down, of the S&P 500 during the period was 0.3 percent, the lowest since 1968, according to The Wall Street Journal. The S&P 500 and the DJIA have now gained ground for eight consecutive quarters.

For the quarter, the S&P 500 returned 4.48 percent; the DJIA returned 5.58 percent; and the NASDAQ Composite gained 6.06 percent. For the first nine months of 2017, these indices’ respective gains are 14.24 percent, 15.45 percent and 21.67 percent.

Growth style stocks continued to strongly outperform their value counterparts across all capitalization ranges for the third quarter and the three quarters year to date. Among key growth benchmarks in the third quarter, the broad market Russell 3000® Growth Index returned 5.93 percent. Among market capitalization indices for the third quarter, the Russell 1000® Growth Index (large cap) returned 5.90 percent while the Russell Midcap® Growth Index returned 5.28 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 6.22 percent.

Solid corporate earnings and good economic data served as the foundation for the third quarter’s positive results. Corporations as diverse as Caterpillar, McDonald’s, Facebook and Boeing reported strong second quarter earnings; overall, earnings for S&P 500 companies rose over 10 percent year over year for the second quarter, above the expectations of most analysts. Employment  data continued to show steady gains, with employers adding 210,000 jobs in June (reported in July) and 138,000 jobs in July. August’s addition of 169,000 jobs was in line with expectations while the unemployment rate was at 4.4 percent. In September, the Commerce Department reported that U.S. GDP grew at a rate of 3.1 percent in the second quarter (revising the 2.6 percent originally reported in July and a revised 3.0 percent reported in August); this represented a marked increase over the first quarter’s 1.2 percent rate. Favorable news also emerged from the Federal Reserve’s July policy‐making meeting; the Fed made no change in short‐term rates and announced that it would gradually wind down its $4 trillion‐plus portfolio of assets, accumulated in the wake of the financial crisis. As the quarter closed, President Trump announced a sweeping tax reform package proposing changes that will bear watching over the near‐term, especially the potential reduction in the top corporate tax rate to 20 percent from the current 35 percent.

Negative news was scarce during the quarter, and what there was came mostly as a result of geopolitical tensions. In particular, North Korea’s missile and nuclear bomb testing set off heated verbal  exchanges between President Trump and Kim Jung Un, North Korea’s supreme leader. On August 10, the S&P 500 dropped 1.41 percent—the first time in 58 sessions it had moved more than 1 percent up or down—with its decline largely attributed to escalating U.S.–North Korea tensions. An active hurricane season caused extreme personal hardships but did little to upset equity markets. While hurricane Irma was devastating parts of the Caribbean and inflicting damage on Florida—and hurricanes Jose and Maria brewed in the Atlantic—the DJIA logged its best weekly advance of 2017, rising 2.2 percent during the week of September 11. September employment (reported in early October after the quarter closed) was negatively impacted by the storms, with the Labor Department reporting a loss of 33,000 net jobs, the first monthly decline in seven years. Job losses were attributed to hurricanes Harvey and Irma, which temporarily closed thousands of businesses and shut down the travel/tourism and hospitality industry in key markets in the Southeast.

Third Quarter Report (Unaudited) | September 30, 2017	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Liberty All‐Star® Growth Fund
Liberty All‐Star® Growth Fund posted a positive quarter, especially when performance is measured by the market price of its shares. For the quarter, the Fund returned 4.11 percent with shares valued at net asset value (NAV) with dividends reinvested and 8.65 percent with shares valued at market price with dividends reinvested. For the nine months year to date, the Fund returned 21.77 percent with shares valued at NAV with dividends reinvested and 33.45 percent with shares valued at market price with dividends reinvested. By comparison, the Lipper Multi‐Cap Growth Mutual Fund Average returned 5.36 percent for the third quarter and 20.41 percent for the first nine months. While the Fund’s NAV return modestly lagged the S&P 500, DJIA and NASDAQ Composite for the quarter, it is ahead of all three indices year to date. Fund returns based on market price are significantly ahead for the third quarter and the nine‐month year‐to‐date period.

Fund shares valued at market price were helped in the third quarter by a continued narrowing of the discount at which Fund shares trade relative to NAV; during the period, Fund shares traded in a discount range of ‐4.6 percent to ‐8.3 percent relative to their underlying NAV. This compares to a wider range of ‐8.0 percent to ‐10.8 percent in the second quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 to shareholders during the quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.32 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

The Fund continued to perform well in the third quarter, and investors benefited from strong market price performance for both the quarter and the first nine months of the year. In addition, the Fund’s one‐ and three‐year returns rank it in the top quartile of funds in the Lipper Multi‐Cap Growth universe for those periods. We are hopeful that the positive environment for stocks will continue through the fourth quarter, setting the stage for the Fund to close out a highly rewarding 2017. As always, we will remain vigilant and be guided in our decisions by the Fund’s long‐term objectives, philosophy and strategy.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All‐Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of October 2017 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

September 30, 2017 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017
1st Quarter	0.10
2nd Quarter	0.10
3rd Quarter	0.11
Total	$13.32

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long‐term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099‐DIV forms after the end of the year. If the Fund’s ordinary dividends and long‐term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2017	3

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics

September 30, 2017 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi‐managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2017 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	TOTAL FUND
Number of Holdings	1,172	420	550	50	39	29	115*
Weighted Average Market Capitalization (billions)	$2.5	$14.6	$197.8	$3.3	$8.7	$112.6	$41.0
Average Five-Year Earnings Per Share Growth	16%	13%	15%	15%	14%	14%	14%
Average Five-Year Sales Per Share Growth	10%	9%	11%	14%	9%	13%	12%
Price/Earnings Ratio**	27x	28x	26x	33x	27x	33x	31x
Price/Book Value Ratio	4.3x	5.5x	6.3x	5.5x	4.6x	6.1x	5.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

September 30, 2017 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
J.B. Hunt Transport Services, Inc.	2.01%
IPG Photonics Corp.	1.82
FirstService Corp.	1.69
Wayfair, Inc., Class A	1.56
Visa, Inc., Class A	1.44
Signature Bank	1.42
The Middleby Corp.	1.41
Stamps.com, Inc.	1.41
Salesforce.com, Inc.	1.34
Alphabet, Inc., Class C	1.34
Facebook, Inc., Class A	1.32
FleetCor Technologies, Inc.	1.32
XPO Logistics, Inc.	1.31
Cerner Corp.	1.28
Ebix, Inc.	1.28
Paylocity Holding Corp.	1.28
The Priceline Group, Inc.	1.27
Portola Pharmaceuticals, Inc.	1.25
Ecolab, Inc.	1.25
Chegg, Inc.	1.24
28.24%

Economic Sectors*	Percent of Net Assets
Information Technology	31.90%
Consumer Discretionary	18.87
Health Care	16.75
Industrials	13.72
Financials	6.01
Real Estate	3.52
Materials	3.01
Consumer Staples	2.69
Energy	1.82
Other Net Assets	1.71
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2017	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

September 30, 2017 (Unaudited)

The following are the major ($600,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2017.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/17
Purchases
Barnes Group, Inc.	18,998	18,998
Charles River Laboratories International, Inc.	11,500	11,500
Electronics For Imaging, Inc.	18,221	30,290
McCormick & Co., Inc.	12,500	12,500
PVH Corp.	5,671	11,000
SS&C Technologies Holdings, Inc.	30,000	30,000
STERIS PLC	12,500	12,500
The TJX Companies, Inc.	20,247	20,247
Ulta Beauty, Inc.	5,753	5,753

Sales
The Advisory Board Co.	(10,858)	0
Core Laboratories NV	(8,000)	12,922
Equifax, Inc.	(8,500)	0
IPG Photonics Corp.	(5,844)	14,528
Kansas City Southern	(13,925)	0
MACOM Technology Solutions Holdings, Inc.	(14,685)	17,606
Manhattan Associates, Inc.	(15,000)	0
The Middleby Corp.	(6,178)	16,210
Scripps Networks Interactive, Inc.	(15,000)	0
Stamps.com, Inc.	(5,882)	10,223

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (98.29%)
CONSUMER DISCRETIONARY (18.87%)
Auto Components (0.88%)
Dorman Products, Inc.(a)	18,000	$1,289,160

Distributors (0.73%)
Pool Corp.	10,000	1,081,700

Diversified Consumer Services (1.24%)
Chegg, Inc.(a)	123,338	1,830,336

Hotels, Restaurants & Leisure (3.59%)
Chipotle Mexican Grill, Inc.(a)	4,680	1,440,644
Chuy's Holdings, Inc.(a)	14,119	297,205
Planet Fitness, Inc., Class A	39,506	1,065,872
Starbucks Corp.	27,866	1,496,683
Texas Roadhouse, Inc.	20,000	982,800
		5,283,204
Household Durables (0.32%)
GoPro, Inc., Class A(a)(b)	43,243	476,105

Internet & Direct Marketing Retail (3.81%)
Amazon.com, Inc.(a)	1,497	1,439,141
The Priceline Group, Inc.(a)	1,026	1,878,421
Wayfair, Inc., Class A(a)(b)	34,057	2,295,442
		5,613,004
Leisure Products (0.73%)
Hasbro, Inc.	11,000	1,074,370

Multiline Retail (0.70%)
Ollie's Bargain Outlet Holdings, Inc.(a)	22,358	1,037,411

Specialty Retail (3.22%)
Francesca's Holdings Corp.(a)	35,436	260,809
Lowe's Companies, Inc.	21,139	1,689,852
The TJX Companies, Inc.	20,247	1,492,811
Ulta Beauty, Inc.(a)	5,753	1,300,523
		4,743,995
Textiles, Apparel & Luxury Goods (3.65%)
Canada Goose Holdings, Inc.(a)	48,726	1,001,320
Carter's, Inc.	12,000	1,185,000
NIKE, Inc., Class B	34,818	1,805,313
PVH Corp.	11,000	1,386,660
		5,378,293

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2017	7

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (2.69%)
Food Products (2.03%)
McCormick & Co., Inc.	12,500	$1,283,000
Mondelez International, Inc., Class A	42,243	1,717,600
		3,000,600
Household Products (0.66%)
Church & Dwight Co., Inc.	20,000	969,000

ENERGY (1.82%)
Energy Equipment & Services (1.82%)
Core Laboratories NV(b)	12,922	1,275,402
Schlumberger Ltd.	20,162	1,406,501
		2,681,903
FINANCIALS (6.01%)
Banks (1.78%)
Independent Bank Group, Inc.	8,884	535,705
Signature Bank(a)	16,313	2,088,717
		2,624,422
Capital Markets (3.23%)
FactSet Research Systems, Inc.	6,500	1,170,715
Financial Engines, Inc.	1,925	66,894
Raymond James Financial, Inc.	18,500	1,560,105
State Street Corp.	17,066	1,630,486
Virtus Investment Partners, Inc.	2,871	333,179
		4,761,379
Thrifts & Mortgage Finance (1.00%)
BofI Holding, Inc.(a)(b)	51,413	1,463,728

HEALTH CARE (16.75%)
Biotechnology (4.29%)
ACADIA Pharmaceuticals, Inc.(a)	28,820	1,085,650
Portola Pharmaceuticals, Inc.(a)	34,026	1,838,425
Puma Biotechnology, Inc.(a)	9,387	1,124,093
Regeneron Pharmaceuticals, Inc.(a)	3,336	1,491,592
Ultragenyx Pharmaceutical, Inc.(a)	14,761	786,171
		6,325,931
Health Care Equipment & Supplies (3.84%)
The Cooper Cos., Inc.	6,000	1,422,660
Insulet Corp.(a)	33,031	1,819,348
ResMed, Inc.	17,000	1,308,320
STERIS PLC	12,500	1,105,000
		5,655,328
Health Care Providers & Services (2.89%)
Diplomat Pharmacy, Inc.(a)	30,469	631,013

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Providers & Services (continued)
Henry Schein, Inc.(a)	13,000	$1,065,870
PetIQ, Inc.(a)	475	12,863
UnitedHealth Group, Inc.	9,209	1,803,583
US Physical Therapy, Inc.	12,190	749,075
		4,262,404
Health Care Technology (1.96%)
Cerner Corp.(a)	26,482	1,888,696
Cotiviti Holdings, Inc.(a)	27,741	998,121
		2,886,817
Life Sciences Tools & Services (2.44%)
Cambrex Corp.(a)	20,000	1,100,000
Charles River Laboratories International, Inc.(a)	11,500	1,242,230
Mettler‐Toledo International, Inc.(a)	2,000	1,252,320
		3,594,550
Pharmaceuticals (1.33%)
Aerie Pharmaceuticals, Inc.(a)	5,838	283,727
Novo Nordisk AS(c)	34,682	1,669,938
		1,953,665
INDUSTRIALS (13.72%)
Aerospace & Defense (1.00%)
HEICO Corp.	16,435	1,476,027

Air Freight & Logistics (1.31%)
XPO Logistics, Inc.(a)	28,470	1,929,697

Building Products (1.86%)
Allegion PLC	3,212	277,742
Lennox International, Inc.	7,000	1,252,790
Masco Corp.	31,000	1,209,310
		2,739,842
Commercial Services & Supplies (0.93%)
Cintas Corp.	9,500	1,370,660

Electrical Equipment (0.47%)
Acuity Brands, Inc.	4,000	685,120

Machinery (4.05%)
Barnes Group, Inc.	18,998	1,338,219
The Middleby Corp.(a)	16,210	2,077,636
Proto Labs, Inc.(a)	2,253	180,916
Snap‐on, Inc.	6,500	968,565
WABCO Holdings, Inc.(a)	9,500	1,406,000
		5,971,336

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2017	9

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Professional Services (1.09%)
WageWorks, Inc.(a)	26,492	$1,608,064

Road & Rail (2.01%)
J.B. Hunt Transport Services, Inc.	26,666	2,962,059

Trading Companies & Distributors (1.00%)
H&E Equipment Services, Inc.	13,784	402,493
SiteOne Landscape Supply, Inc.(a)	18,276	1,061,835
		1,464,328
INFORMATION TECHNOLOGY (31.90%)
Communications Equipment (0.74%)
F5 Networks, Inc.(a)	9,000	1,085,040

Electronic Equipment, Instruments & Components (3.45%)
Cognex Corp.	12,500	1,378,500
Fabrinet(a)	27,500	1,019,150
IPG Photonics Corp.(a)	14,528	2,688,552
		5,086,202
Internet Software & Services (6.65%)
2U, Inc.(a)	10,209	572,112
Alphabet, Inc., Class C(a)	2,054	1,970,012
Facebook, Inc., Class A(a)	11,399	1,947,747
GTT Communications, Inc.(a)	46,234	1,463,306
Shutterstock, Inc.(a)	226	7,524
SPS Commerce, Inc.(a)	1,707	96,804
Stamps.com, Inc.(a)(b)	10,223	2,071,691
The Trade Desk, Inc., Class A(a)	27,173	1,671,411
		9,800,607
IT Services (6.87%)
Alliance Data Systems Corp.	6,184	1,370,065
Automatic Data Processing, Inc.	10,109	1,105,116
EPAM Systems, Inc.(a)	12,579	1,106,072
FleetCor Technologies, Inc.(a)	12,578	1,946,697
Genpact Ltd.	45,000	1,293,750
Jack Henry & Associates, Inc.	11,500	1,182,085
Visa, Inc., Class A	20,193	2,125,111
		10,128,896
Semiconductors & Semiconductor Equipment (1.61%)
Impinj, Inc.(a)(b)	4,696	195,400
MACOM Technology Solutions Holdings, Inc.(a)(b)	17,606	785,404
Monolithic Power Systems, Inc.	13,000	1,385,150
		2,365,954
See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (11.69%)
Autodesk, Inc.(a)	13,842	$1,553,903
Ebix, Inc.(b)	28,906	1,886,116
Everbridge, Inc.(a)	49,354	1,303,932
Globant SA(a)(b)	16,741	670,812
HubSpot, Inc.(a)	11,237	944,470
Paylocity Holding Corp.(a)	38,551	1,882,060
RealPage, Inc.(a)	4,905	195,709
Red Hat, Inc.(a)	14,688	1,628,312
Salesforce.com, Inc.(a)	21,204	1,980,878
SAP SE(b)(c)	13,558	1,486,635
SS&C Technologies Holdings, Inc.	30,000	1,204,500
Synopsys, Inc.(a)	18,000	1,449,540
The Ultimate Software Group, Inc.(a)	5,448	1,032,941
		17,219,808
Technology Hardware, Storage & Peripherals (0.89%)
Electronics For Imaging, Inc.(a)	30,290	1,292,777
Stratasys Ltd.(a)	722	16,693
		1,309,470
MATERIALS (3.01%)
Chemicals (2.07%)
Ecolab, Inc.	14,290	1,837,837
International Flavors & Fragrances, Inc.	8,500	1,214,735
		3,052,572
Containers & Packaging (0.94%)
Avery Dennison Corp.	14,000	1,376,760

REAL ESTATE (3.52%)
Equity Real Estate Investment Trusts (1.83%)
Camden Property Trust	12,000	1,097,400
Equinix, Inc.	3,595	1,604,449
		2,701,849
Real Estate Management & Development (1.69%)
FirstService Corp.	37,800	2,487,618

TOTAL COMMON STOCKS
(COST OF $102,509,785)		144,809,214

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2017	11

Liberty All-Star® Growth Fund	Schedule of Investments

As of September 30, 2017 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (6.01%)
MONEY MARKET FUND (1.85%)
State Street Institutional U.S. Government Money Market Fund, 0.93%(d)
(COST OF $2,727,761)	2,727,761	2,727,761

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (4.16%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.02%
(COST OF $6,122,208)	6,122,208	$6,122,208

TOTAL SHORT TERM INVESTMENTS
(COST OF $8,849,969)		8,849,969

TOTAL INVESTMENTS (104.29%)
(COST OF $111,359,754)(e)		153,659,183

LIABILITIES IN EXCESS OF OTHER ASSETS (‐4.29%)		(6,321,789)

NET ASSETS (100.00%)		$147,337,394

NET ASSET VALUE PER SHARE
(26,909,895 SHARES OUTSTANDING)		$5.48

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $8,888,154.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2017.
(e)	Cost of investments for federal income tax purposes is $112,093,648.

Gross unrealized appreciation and depreciation at September 30, 2017 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$49,823,350
Gross unrealized depreciation	(8,257,815)
Net unrealized appreciation	$41,565,535

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of September 30, 2017 (Unaudited)

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over‐the‐counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a‐7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin‐offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub‐Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2017, the Fund held no securities that were fair valued.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex‐date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Third Quarter Report (Unaudited) | September 30, 2017	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of September 30, 2017 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non‐cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re‐hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non‐cash collateral received as of September 30, 2017:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$8,888,154	$6,122,208	$2,956,706	$9,078,914

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of September 30, 2017 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$144,809,214	$—	$—	$144,809,214
Short Term Investment	2,727,761	—	—	2,727,761
Investments Purchased with Collateral from Securities Loaned	6,122,208	—	—	6,122,208
Total	$153,659,183	$—	$—	$153,659,183

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the nine months ended September 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities.  The Fund  did  not  have any  securities  which  used significant  unobservable  inputs (Level 3) in determining fair value during the period.

Third Quarter Report (Unaudited) | September 30, 2017	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of September 30, 2017 (Unaudited)

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two‐thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one‐tenth but less than one‐third, one‐third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

Shareholder Meeting Results
On August 24, 2017, the Annual Meeting of Shareholders of the Fund was held to elect two Directors. On June 12, 2017, the record date for the meeting, the Fund had outstanding 26,701,198 shares of common stock. The votes cast at the meeting were as follows:

Proposal 2 – To elect two Directors:

Nominee	For	Against/Withheld
John A. Benning	23,806,156.896	825,554.319
Richard C. Rantzow	23,814,772.585	816,938.630

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark And Market Indices

September 30, 2017 (Unaudited)

Dow Jones Industrial Average
A price‐weighted measure of 30 U.S. blue‐chip companies.

Lipper Multi‐Cap Growth Mutual Fund Average
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi‐Cap growth funds typically have above‐average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index
Measures the performance of those Russell 3000® companies with higher price‐to‐book‐ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index
Measures the performance of those Russell Top 200® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)
Measures the performance of those Russell 1000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index
Measures the performance of those Russell Midcap® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)
Measures the performance of those Russell 2000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark
The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2017	17

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INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000819 5/31/2018

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.